                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): October 18, 2001 (October 18, 2001)

                  ENDO PHARMACEUTICALS HOLDINGS INC.

        (Exact name of registrant as specified in its charter)

   DELAWARE                            39040                    13-4022871
(State or other               (Commission File Number)       (I.R.S. Employer
jurisdiction of                                             Identification No.)
incorporation)

         100 Painters Drive
      Chadds Ford, Pennsylvania                                   19317
(Address of principal executive offices)                        (Zip Code)


                                 (610) 558-9800

              (Registrant's telephone number, including area code)


                                       N/A

          (Former name or former address, if changed since last report)





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ITEM 5. OTHER EVENTS.

         On October 18, 2001, the Registrant issued a press release, a copy of which is filed herewith as Exhibit 99.1 and is incorporated herein by reference.


ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

(a)   Financial Statements of Business Acquired.

            Not applicable.

(b)   Pro Forma Financial Information.

            Not applicable.

(c)   Exhibits.

Exhibit Number    Description
--------------    -----------
     99.1         Press release issued by Endo Pharmaceuticals Holdings Inc.
                  on October 18, 2001




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
                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.


                        ENDO PHARMACEUTICALS HOLDINGS INC.
                                              (Registrant)


                        By:/s/ Jeffrey R. Black
                           ----------------------------------
                           Name: Jeffrey R. Black
                           Title: Chief Financial Officer





Dated: October 18, 2001


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
                                INDEX TO EXHIBITS

Exhibit No.             Description
-----------             -----------
     99.1         Press release issued by Endo Pharmaceuticals Holdings Inc.
                  on October 18, 2001


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